EXECUTION VERSION

[CONSOL]
TENTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS TENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 28, 2014, is entered into among CNX FUNDING CORPORATION, (the “Seller”), CONSOL ENERGY INC. (“CONSOL Energy”), as the initial Servicer (in such capacity, the “Servicer”), the various Sub‑Servicers listed on the signature pages hereto, the Conduit Purchasers listed on the signature pages hereto, the Purchaser Agents listed on the signature pages hereto, the LC Participants listed on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (in such capacity, the “Administrator”) and as LC Bank (in such capacity, the “LC Bank”).
RECITALS
1.Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified, the “Agreement”) by and among the Seller, the Servicer, the various Sub-Servicers, Conduit Purchasers, Purchaser Agents and LC Participants party thereto, the Administrator and the LC Bank;
2.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
SECTION 2.    Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)    Section 1.2(a) of the Receivables Purchase Agreement is replaced in its entirety with the following:
(a)    Each Funded Purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder shall be made upon the Seller’s irrevocable written notice in the form of Annex B (the “Purchase Notice”) delivered to the Administrator and each Purchaser Agent in accordance with Section 5.2, which notice shall specify: (A) in the case of a Funded Purchase (other than one made pursuant to Section 1.14(b)), the amount requested to be paid to the Seller with respect to each Conduit Purchaser (such amount, which shall not be less than $300,000 (or an integral multiple of $100,000 in excess thereof), or such lesser amount as is agreed to by the Administrator and each Purchaser Agent, with respect to each Purchaser Group, being the Capital relating to the

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undivided percentage ownership interest then being purchased by such Conduit Purchaser), (B) the date of such Funded Purchase (which shall be a Business Day), and (C) the pro forma calculation of the Purchased Interest after giving effect to the increase in Capital. The Seller shall deliver each Purchase Notice hereunder to the Administrator and each Purchaser Agent at least thirty-five (35) calendar days prior to the date of the Funded Purchase requested thereby; provided, however, that during any thirty-five (35) calendar day period, the Seller may (subject to all other applicable conditions set forth herein) request one or more Funded Purchases for an amount of Capital not exceeding $15,000,000 in the aggregate during such period by delivering the related Purchase Notice(s) to the Administrator and each Purchaser Agent at least two (2) Business Days (rather than thirty-five (35) calendar days) prior to the date of the Funded Purchase(s) requested thereby; provided that, for such purpose, a Purchase Notice delivered after 11:00 a.m. (New York City time) will be deemed to have been delivered on the following Business Day.
(b)    Section 1.7 of the Receivables Purchase Agreement is amended by:
(i)    replacing the following phrases: (x) “FIN 46 and Subsequent Statements and Interpretations described in Section 1.7(c) below”, which appears in clause (a) thereof, (y) “FIN 46 and Subsequent Statements and the Interpretations described in clause (i) above and in Section 1.7(c) below”, which appears in clause (a) thereof, and (z) “FIN 46 and Subsequent Statements and Interpretations”, which appears in clause (b) thereof, in each case, with the phrase “Dodd-Frank & Basel III”; and
(ii)     replacing clause (c) thereof in its entirety with the following:
(c)    For the avoidance of doubt, any increase in cost and/or reduction in yield caused by regulatory capital allocation adjustments due to Dodd-Frank & Basel III shall be covered by this Section 1.7.
(c)    The following defined terms and definitions thereof are added to Exhibit I to the Receivables Purchase Agreement in appropriate alphabetical order:
“Dodd-Frank & Basel III” means (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time), in any case, regardless of the date enacted, adopted or issued.

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“OFAC”  means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Sanctioned Country”  means a country subject to a sanctions program identified on the list maintained by OFAC and available at: http://www.treasury.gov/resourcecenter/sanctions/Programs/Pages/Programs.aspx or as otherwise published from time to time.
“Sanctioned Obligor” means an Obligor which (i) if a natural person, is either (A) a resident of a Sanctioned Country or (B) a Sanctioned Person or (ii) if a corporation or other business organization, is organized under the laws of a Sanctioned Country or any political subdivision thereof.
“Sanctioned Person”  means (i) A person named on the list of “Specially Designated Nationals” or “Blocked Persons” maintained by OFAC available at: http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx or as otherwise published from time to time or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
(d)    The definition of “Eligible Foreign Obligor” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:
“Eligible Foreign Obligor” means an Obligor that (i) is a resident of (x) any country (other than the United States or Canada) that has a foreign currency rating of at least “A” by Standard & Poor’s and at least “A2” by Moody’s or (y) a territory (rather than a State) of the United States and (ii) is not a Sanctioned Person.
(e)    The definition of “Excess Concentration” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:
“Excess Concentration” means, at any time, the sum (without duplication) of the following:
(i)    the sum of the amounts calculated for each of the Obligors, in each case, equal to the amount, if any, by which (x) the aggregate Outstanding Balance of such Obligor’s Eligible Receivables, exceeds (y) an amount equal to the product of (a) the Concentration Percentage for such Obligor, multiplied by (b) the aggregate Outstanding Balance of all Eligible Receivables; plus
(ii)    the amount, if any, by which (x) the aggregate Outstanding Balance of all Eligible Receivables with Obligors that

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are Canadian residents, exceeds (y) 10.00% of the aggregate Outstanding Balance of all Eligible Receivables; plus
(iii)    the amount, if any, by which (x) the aggregate Outstanding Balance of all Eligible Receivables with a stated maturity of more than 60 days, exceeds 5.00% of the aggregate Outstanding Balance of all Eligible Receivables; plus
(iv)    the amount, if any, by which (x) the aggregate Outstanding Balance of all Eligible Receivables classified as “shipped but not billed” for more than 30 days, exceeds (y) 20.00% of the aggregate Outstanding Balance of all Eligible Receivables; plus
(v)    the amount, if any, by which (x) the aggregate Outstanding Balance of all Eligible Receivables with Obligors that are Eligible Foreign Obligors and are residents of countries with foreign currency ratings of less than “AAA” by Standard & Poor’s or less than “Aaa” by Moody’s, exceeds (y) 10.00% (or, if at any time the long-term rating of CONSOL Energy falls below “B” by Standard & Poor’s or below “B2” by Moody’s, or either such rating is withdrawn, 3.00%) of the aggregate Outstanding Balance of all Eligible Receivables; plus
(vi)    the amount, if any, by which (x) the aggregate Outstanding Balance of all Eligible Receivables with Obligors that are Eligible Foreign Obligors, exceeds (y) 15.00% (or, if at any time the long-term rating of CONSOL Energy falls below “B” by Standard & Poor’s or below “B2” by Moody’s, or either such rating is withdrawn, 5.00%) of the aggregate Outstanding Balance of all Eligible Receivables.
(f)    The defined term “Market Street Base Rate” and the definition thereof are deleted from Exhibit I to the Receivables Purchase Agreement.
(g)    The definition of “Purchase Limit” set forth in Exhibit I to the Receivables Purchase Agreement is amended by replacing the amount “$200,000,000” where it appears therein with the amount “$125,000,000”.
(h)    The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is amended by replacing the date March 28, 2014” where it appears therein with the date “March 27, 2015”.
(i)    The definition of “Standard & Poor’s” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:

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“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
(j)    Exhibit III to the Receivables Purchase Agreement is amended as follows:
(i)    Section 1(f) thereof is replaced in its entirety with the following:
(f)    OFAC. The Seller is not a Sanctioned Person. No Obligor was a Sanctioned Person at the time of origination of any Pool Receivable owing by such Obligor. The Seller and its Affiliates:   (i) have less than 10% of their assets in Sanctioned Countries; and (ii) derive less than 10% of their operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. Neither the Seller nor any of its Subsidiaries engages in activities related to Sanctioned Countries except for such activities as are (A) specifically or generally licensed by OFAC, or (B) otherwise in compliance with OFAC’s sanctions regulations. The Seller will not use the proceeds of any Receivable or any Funded Purchase or Letter of Credit obtained under this Agreement to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.
(ii)    The following new clause (o) is added to the end of Section 2 thereof:
(o)    OFAC. Neither CONSOL Energy nor any Originator is a Sanctioned Person. No Obligor was a Sanctioned Person at the time of origination of any Pool Receivable owing by such Obligor. CONSOL Energy and its Affiliates:   (i) have less than 10% of their assets in Sanctioned Countries; and (ii) derive less than 10% of their operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. Neither CONSOL Energy nor any Originator or any other of CONSOL Energy’s Subsidiaries engages in activities related to Sanctioned Countries except for such activities as are (A) specifically or generally licensed by OFAC, or (B) otherwise in compliance with OFAC’s sanctions regulations. Neither CONSOL Energy nor any Originator will use the Servicing Fees (in the case of CONSOL Energy), the proceeds of any transfer of Receivables under the Sale Agreement or any Letter of Credit obtained under this Agreement to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.
(k)    Each Conduit Purchaser’s and LC Participant’s Commitment under the Receivables Purchase Agreement is hereby reduced to the amount set forth below, and, after giving effect to such reductions, the LC Participants shall have the respective Pro Rata Shares set forth below:

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Conduit Purchaser	Commitment
PNC Bank, National Association	$68,750,000
Liberty Street Funding LLC	$56,250,000

LC Participant	Commitment	Pro Rata Share
PNC Bank, National Association	$68,750,000	55.00%
The Bank of Nova Scotia	$56,250,000	45.00%

SECTION 3.    Representations and Warranties. Each of the Seller, CONSOL Energy and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:
(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
(c)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
SECTION 4.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date (such date, the “Effective Date”) upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile, e-mail or otherwise), executed by each of the parties hereto.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by

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facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
SECTION 8.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.
SECTION 9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
CNX FUNDING CORPORATION,
as Seller

By: /s/ Donald J. Bromley
Name: Donald J. Bromley
Title: President & Treasurer

CONSOL ENERGY INC.,
as initial Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Vice President & Treasurer

CONSOL ENERGY SALES COMPANY, as a Sub-Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasurer

CONSOL OF KENTUCKY INC., as a
Sub-Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasurer

CONSOL PENNSYLVANIA COAL COMPANY LLC, as a Sub-Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasure

ISLAND CREEK COAL COMPANY, as a Sub-Servicer

By: /s/ Steven T. Aspinall
Name:    Steven T. Aspinall
Title:    Tresurer

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CNX MARINE TERMINALS INC., as a Sub-Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasurer

FOLA COAL COMPANY, L.L.C., as a Sub-Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasurer

LITTLE EAGLE COAL COMPANY, L.L.C., as a Sub-Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasurer

TERRY EAGLE COAL COMPANY, L.L.C., as a Sub-Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasurer

CONSOL AMONATE FACILITY LLC, as a Sub-Servicer

By: /s/ Steven T. Aspinall
Name:    Steven T. Aspinall
Title:    Treasurer

CONSOL AMONATE MINING COMPANY LLC, as a Sub-Servicer

By: /s/ Steven T. Aspinall
Name:    Steven T. Aspinall
Title:    Treasurer

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CONSOL BUCHANAN MINING COMPANY LLC, as a Sub-Servicer

By: /s/ Steven T. Aspinall
Name:    Steven T. Aspinall
Title:    Treasurer

CONSOL MINING COMPANY LLC, as a Sub-Servicer

By: /s/ Steven T. Aspinall
Name:     Steven T. Aspinall
Title: Treasurer

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PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ Mark S. Falcione
Name:    Mark S. Falcione
Title:     Executive Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Conduit Purchaser, as the LC Bank and as an LC Participant
By: /s/ Mark S. Falcione
Name:    Mark S. Falcione
Title:     Executive Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By: /s/ Mark S. Falcione
Name:    Mark S. Falcione
Title:     Executive Vice President

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LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser
By: /s/ Jill A. Russo
Name:    Jill A. Russo
Title:    Vice President

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THE BANK OF NOVA SCOTIA,
as Purchaser Agent for
Liberty Street Funding LLC
By: /s/ Thane Rattew
Name:    Thane Rattew
Title:    Managing Director
THE BANK OF NOVA SCOTIA,
as an LC Participant
By: /s/ Thane Rattew
Name:    Thane Rattew
Title:    Managing Director

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